Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3 TO CREDIT AGREEMENT

June 17, 2014

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Agreement”) is made as of June 17, 2014, by and among BEASLEY MEZZANINE HOLDINGS, LLC (the “Borrower”), the undersigned Lenders and GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent and collateral agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the L/C Issuers and the Administrative Agent are party to that certain Credit Agreement dated as of August 9, 2012 (as amended and in effect immediately prior to the effectiveness of this Agreement, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower.

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to, among other things, modify the Applicable Margin with respect to the Term Loans, reset the amortization of the Term Loan, extend the maturity of the Term Loan and amend certain of the financial covenants; and

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Lenders have agreed to amend the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof, the parties hereto agree as follows:

1. Definitions; Section References. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Agreement, the Credit Agreement is hereby amended as follows:

(a) Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Availability Restricted Payments Amount” in its entirety as follows:

“Available Restricted Payments Amount” means, as of any date of determination, (i) for the period from the Closing Date through December 31, 2012, $2,000,000, (ii) for the Fiscal Year ending on December 31, 2013, $4,000,000, and (iii) for each Fiscal Year thereafter, (x) if the Consolidated Total Debt Ratio as of the last day of the most recently ended Fiscal Quarter for which financial statements have been or were required to be delivered is less than 3.0:1.0, $10,000,000, and (y) otherwise, $5,000,000 for each of the Fiscal Years ending on December 31, 2014 and December 31, 2015 and $6,000,000 for each Fiscal Year thereafter.

(b) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the date “April 3, 2013” in the definition of “Incremental Term Loan Amount” and replacing it with “June 17, 2014”.

(c) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the date “August 9, 2017” in the definition of “Term Loan Maturity Date” and replacing it with “August 9, 2019”.

(d) Subsection 2.2 of the Credit Agreement is hereby amended by amending and restating the pricing grid in the definition of “Applicable Margin” in the third paragraph of subsection 2.2A thereof as follows:

Consolidated Total Debt Ratio	Applicable Margin
	Base Rate Loan	LIBOR Rate Loan
Greater than or equal to 4.25:1.00	3.75%	4.75%
Greater than or equal to 3.75:1.00 but less than 4.25:1.00	3.25%	4.25%
Greater than or equal to 3.25:1.00 but less than 3.75:1.00	2.75%	3.75%
Greater than or equal to 2.75:1.00 but less than 3.25:1.00	2.25%	3.25%
Less than 2.75:1.00	1.75%	2.75%

(e) Subsection 2.4 of the Credit Agreement is hereby amended by amending and restating the amortization schedule in clause (i) of subsection 2.4A in its entirety as follows:

Date	Scheduled Repayment of Term Loans
June 30, 2013	$500,000
September 30, 2013	$1,375,000
December 31, 2013	$1,375,000
March 31, 2014	$1,375,000
June 30, 2014	$0
September 30, 2014	$1,278,125
December 31, 2014	$1,278,125
March 31, 2015	$1,278,125
June 30, 2015	$1,278,125
September 30, 2015	$1,278,125
December 31, 2015	$1,278,125
March 31, 2016	$1,278,125
June 30, 2016	$1,278,125
September 30, 2016	$1,917,188
December 31, 2016	$1,917,188
March 31, 2017	$1,917,188
June 30, 2017	$1,917,188
September 30, 2017	$1,917,188
December 31, 2017	$1,917,188
March 31, 2018	$1,917,188
June 30, 2018	$1,917,188
September 30, 2018	$2,556,250
December 31, 2018	$2,556,250
March 31, 2019	$2,556,250
June 30, 2019	$2,556,250
August 9, 2019	$66,462,496

(f) Subsection 2.4 of the Credit Agreement is hereby amended by (i) deleting the percentage “25%” in clause (iii)(d)(ii)(A) of subsection 2.4B and replacing it with “0%” and (ii) deleting clause (B) in clause (iii)(d)(ii) of subsection 2.4B in its entirety.

(g) Subsection 3.1 of the Credit Agreement is hereby amended by deleting the date “August 9, 2017” in clause (iii)(a) of subsection 3.1A and replacing it with “August 9, 2019”.

(h) Subsection 6.11 of the Credit Agreement is hereby amended by deleting the words “$5,000,000 at any time” in clause (ii) of subsection 6.11A and replacing it with “(A) $7,500,000, if the Consolidated Total Debt Ratio as of the last day of the most recently ended Fiscal Quarter for which financial statements have been or were required to be delivered is less than 3.00:1.00, and (B) otherwise, $5,000,000.”

(i) Subsection 7.6 of the Credit Agreement is hereby amended by amending and restating the Maximum Consolidated Total Debt Ratio table in subsection 7.6B in its entirety as follows:

Periods	Maximum Consolidated Total Debt Ratio
Closing Date – March 31, 2013	5.25:1.00
April 1, 2013 – December 31, 2013	5.00:1.00
January 1, 2014 – December 31, 2014	4.50:1.00
January 1, 2015 – June 30, 2015	4.25:1.00
July 1, 2015 – December 31, 2015	4.00:1.00
January 1, 2016 – December 31, 2016	3.75:1.00
January 1, 2017 – December 31, 2017	3.25:1.00
January 1, 2018 and thereafter	3.00:1.00

3. Waiver. With effect as of the Effective Date (as defined below), the Administrative Agent, Lenders and L/C Issuers hereby waive compliance with the requirements described in each parenthetical found in subsection (i) and subsection (ii) of the second sentence of subsection 2.11A as such requirements may pertain to the Effective Date Incremental Term Loans (as defined below).

4. Conditions of Effectiveness. The effectiveness of this Agreement is subject to the following conditions precedent (the first date on which such condition precedents have been satisfied or waived being the “Effective Date”):

(a) The Administrative Agent shall have received each of the following:

(i) counterparts of this Agreement, duly executed by each Credit Party and each Lender;

(ii) (x) a copy of the certificate of formation of the Borrower, certified by the Secretary of State of Delaware as of a recent date, (y) a copy of the limited liability company agreement of the Borrower (or a certification that there have been no changes to the limited liability company agreement of the Borrower previously delivered to the Administrative Agent) and (z) resolutions of the sole member of the Borrower authorizing the execution, delivery and performance of this Agreement, in each case, certified by a corporate secretary or assistant secretary of the Borrower and in form, scope and substance acceptable to the Administrative Agent;

(iii) a written opinion of Borrower’s counsel, in form, scope and substance acceptable to the Administrative Agent;

(iv) payment in full, in immediately available funds, to the Administrative Agent for the account of each Lender that executes and delivers a counterpart to this Agreement (A) an amendment fee in an amount equal to 0.20% of (x) the sum of such Lender’s Revolving Commitment and outstanding Term Loans immediately prior to giving effect to this Agreement(with respect to each such Lender, such Lender’s “Existing Hold”) less (y) the amount, if any, of such Lender’s Existing Hold that is assigned in connection with this Agreement; and (B) an upfront fee in an amount equal to 0.50% of the excess, if any, of (x) the sum of such Lender’s Revolving Commitment and outstanding Term Loans immediately after giving effect to this Agreement(including any (i) Incremental Term Loan Commitments extended and (ii) Revolving Commitments and outstanding Term Loans assumed in connection with this Agreement) over (y) such Lender’s Existing Hold;

(v) payment in full, in immediately available funds in an amount equal to $1,250,000 as a prepayment of the Revolving Loans under the Credit Agreement, to the Administrative Agent for the account and the ratable benefit of each Lender holding outstanding Revolving Commitments immediately prior to giving effect to the Amendment (it being understood and agreed that for all purposes under the Credit Agreement such payment shall be treated as a prepayment under subsection 2.4B and shall be accompanied by any amounts payable under subsection 2.6D);

(vi) payment of all fees due and payable to the Administrative Agent under that certain engagement letter duly executed and delivered by the Borrower on or prior to the date hereof in favor of the Administrative Agent and GE Capital Markets, Inc.; and

(vii) a copy of an Incremental Term Loan Assumption Agreement from each Incremental Term Loan Lender making Incremental Term Loans on the Effective Date, duly executed by such Incremental Term Loan Lender and the Borrower.

(b) The Borrower shall have received not less than $5,750,000 in gross cash proceeds from the funding of Incremental Term Loans (the “Effective Date Incremental Term Loans”).

5. Representations and Warranties of the Credit Parties. Each Credit Party hereby represents and warrants as of the date hereof as follows:

(a) This Agreement and the Credit Agreement as amended hereby constitute the legally valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b) Both before and after giving effect to this Agreement and the Incremental Term Loans to be made on the Effective Date, no Event of Default or Potential Event of Default has occurred and is continuing.

(c) Both before and after giving effect to this Agreement and the Incremental Term Loans to be made on the Effective Date, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true, correct and complete in all material respects (or, if such representation or warranty is qualified by “material” or “Material Adverse Effect”, in all respects) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects (or, if such representation or warranty is qualified by “material” or “Material Adverse Effect”, in all respects) on and as of such earlier date (or previously waived in accordance with the Credit Agreement).

6. Ratification and Reaffirmation. Each Credit Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of Administrative Agent, any Lender or any other Secured Party, as the case may be, under each Loan Document, including, without limitation, with respect to the Incremental Term Loans made on the Effective Date, (ii) agrees and acknowledges that the Liens in favor of Administrative Agent and the Secured Parties under each Loan Document constitute valid, binding, enforceable and perfected first priority liens and security interests (subject only to Permitted Liens) securing the Obligations (including, without limitation, all principal and interest with respect to the Incremental Term Loans made on the Effective Date) and are not subject to avoidance, disallowance or subordination pursuant to any applicable law, (iii) agrees and acknowledges the Obligations constitute legal, valid and binding obligations of such Credit Party and that (x) no offsets, defenses or counterclaims to the Obligations or any other causes of action with respect to the Obligations or the Loan Documents exist and (y) no portion of the Obligations is subject to avoidance, disallowance, reduction or subordination pursuant to any applicable law, (iv) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Loan Documents, and (v) agrees that neither such ratification and reaffirmation, nor Administrative Agent’s nor any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from each party to the Credit Agreement with respect to any subsequent modifications, consent or waiver with respect to the Credit Agreement or other Loan Documents. Each Credit Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement. The Credit Agreement and each other Loan Document is in all respects hereby ratified and confirmed. This Agreement shall constitute a “Loan Document” for purposes of the Credit Agreement.

7. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

8. Costs and Expenses of the Administrative Agent. The Borrower shall pay on demand all actual and reasonable, documented, out-of-pocket costs and expenses of the Administrative Agent and all reasonable, out-of-pocket and documented fees, expenses and disbursements of counsel to the Administrative Agent in connection with the negotiation, preparation and execution of this Agreement and any document, instrument or agreement delivered pursuant to this Agreement, to the extent required pursuant to subsection 10.2 of the Credit Agreement.

9. Governing Law. This Agreement shall be governed by, and shall be construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

10. Limited Effect. This Agreement relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights, claims or remedies any Lender may have under the Credit Agreement or under any other Loan Document (except as expressly set forth herein) or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

11. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

12. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

BEASLEY MEZZANINE HOLDINGS, LLC, as Borrower

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Vice President, Chief Financial Officer, Secretary and Treasury

BEASLEY BROADCAST GROUP, INC.,
BEASLEY FM ACQUISITION CORP.,
BEASLEY AP HOLDINGS, LLC,
BEASLEY BA HOLDINGS, LLC,
WCHZ LICENSE, LLC,
WGOR LICENSE, LLC,
WWNN LICENSE, LLC, as Credit Parties

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Vice President, Chief Financial Officer, Secretary and Treasury

BEASLEY BROADCASTING OF NEVADA, LLC,
KJUL LICENSE, LLC, as Credit Parties

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Manager

Signature page to Amendment No. 3 to Credit Agreement

(Beasley Mezzanine Holdings, LLC)

BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC.,
BEASLEY RADIO, INC., as Credit Parties

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Secretary

BEASLEY-REED ACQUISITION PARTNERSHIP,
KDWN LICENSE LIMITED PARTNERSHIP,
WAEC LICENSE LIMITED PARTNERSHIP,
WAZZ LICENSE LIMITED PARTNERSHIP,
WDAS LICENSE LIMITED PARTNERSHIP,
WFLB LICENSE LIMITED PARTNERSHIP,
WIKS LICENSE LIMITED PARTNERSHIP,
WJBX LICENSE LIMITED PARTNERSHIP,
WKIS LICENSE LIMITED PARTNERSHIP,
WKML LICENSE LIMITED PARTNERSHIP,
WMGV LICENSE LIMITED PARTNERSHIP,
WNCT LICENSE LIMITED PARTNERSHIP,
WPOW LICENSE LIMITED PARTNERSHIP,
WRXK LICENSE LIMITED PARTNERSHIP,
WSFL LICENSE LIMITED PARTNERSHIP,
WTMR LICENSE LIMITED PARTNERSHIP,
WWDB LICENSE LIMITED PARTNERSHIP,
WXNR LICENSE LIMITED PARTNERSHIP,
WXTU LICENSE LIMITED PARTNERSHIP, as Credit Parties

By: BEASLEY FM ACQUISITION CORP., a general partner of each of the foregoing

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Vice President, Chief Financial Officer, Secretary and Treasury

Signature page to Amendment No. 3 to Credit Agreement

(Beasley Mezzanine Holdings, LLC)

WJPT LICENSE LIMITED PARTNERSHIP,
as a Credit Party

By: BEASLEY RADIO, INC., as general partner

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Secretary

WQAM LICENSE LIMITED PARTNERSHIP, as a Credit Party

By: BEASLEY-REED ACQUISITION PARTNERSHIP, as general partner

By: BEASLEY FM ACQUISITION CORP., as general partner

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Vice President, Chief Financial Officer, Secretary and Treasury

WXKB LICENSE LIMITED PARTNERSHIP, as a Credit Party

By: BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC., as general partner

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Secretary

Signature page to Amendment No. 3 to Credit Agreement

(Beasley Mezzanine Holdings, LLC)

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and as Administrative Agent

By	/s/ Nirmal B. Bivek
Name:	Nirmal B. Bivek
Title:	Duly Authorized Signatory

Signature page to Amendment No. 3 to Credit Agreement

(Beasley Mezzanine Holdings, LLC)

GE CAPITAL BANK, as a Lender

By	/s/ Woodrow Broaders Jr.
Name:	Woodrow Broaders Jr.
Title:	Duly Authorized Signatory

FLORIDA COMMUNITY BANK N.A., as a Lender

By	/s/ Leeann Kirwin-Klimek
Name:	Leeann Kirwin-Klimek
Title:	Vice President

BANK UNITED N.A., as a Lender

By	/s/ Charles J. Klenk
Name:	Charles J. Klenk
Title:	Senior Vice President

WEBSTER BANK, as a Lender

By	/s/ Robert E. Meditz
Name:	Robert E. Meditz
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Teddy Koch
Name:	Teddy Koch
Title:	Assistant Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By	/s/ Darren Gersch
Name:	Darren Gersch
Title:	Market President

Signature page to Amendment No. 3 to Credit Agreement

(Beasley Mezzanine Holdings, LLC)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Garrett Komjathy
Name:	Garrett Komjathy
Title:	Senior Vice President

Signature page to Amendment No. 3 to Credit Agreement

(Beasley Mezzanine Holdings, LLC)